UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

          On March 4, 2009, the ChoiceOne Financial Services, Inc. (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. On or after March 4, 2009, the Company intends to mail a letter to its shareholders. The letter is attached as Exhibit 99.2 to this Form 8-K and is here incorporated by reference. This Report and the Exhibits are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated March 4, 2009. This Exhibit is furnished to, and not filed with, the Commission.

		99.2	Letter to Shareholders. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 4, 2009	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	ChoiceOne Financial Services, Inc. Press Release dated March 4, 2009. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Letter to Shareholders. This Exhibit is furnished to, and not filed with, the Commission.